                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                December 7, 2007
                Date of Report (Date of earliest event reported)

                            NOVASTAR FINANCIAL, INC.
             (Exact name of registrant as specified in its charter)

    Maryland                         001-13533                  74-2830661
    --------                         ---------                  ----------
(State or other jurisdiction of     (Commission File         (I.R.S. Employer
incorporation or organization)      Number)                 Identification No.)

               8140 Ward Parkway, Suite 300, Kansas City, MO 64114
               ---------------------------------------------------
                    (Address of principal executive offices)
                                   (Zip Code)

                                 (816) 237-7000
                                 --------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
(17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule
14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On December 7, 2007, NovaStar Financial, Inc. and certain of its affiliates (the
"Company") entered into a Master Repurchase Agreements Waiver ("Waiver
Agreement") with Wachovia Bank, N.A. and certain of its affiliates ("Wachovia")
pursuant to which, for a period ending on January 4, 2008 (the "Waiver Period"),
Wachovia agreed not to enforce, and waived any breach or event of default that would otherwise have resulted solely from the Company's failure to comply with, the requirement under the Agreements described below that the Company maintain a specified adjusted tangible net worth. Further, the requirement under the
Agreements that the Company maintain liquidity of at least $30 million was amended to require the Company to maintain liquidity of at least $24 million during the Waiver Period. Wachovia expressly reserved the right to terminate the
Waiver Agreement prior to January 4, 2008, if any other event of default or breach occurs under the Agreements other than as described above.

The agreements affected by this Waiver Agreement are the following (the
"Agreements"):

     1. Master Repurchase Agreement (2007 Residual Securities) dated as of April
18, 2007, among Wachovia Investment Holdings, LLC, Wachovia Capital Markets,
LLC, NovaStar Mortgage, Inc., NovaStar Certificates Financing LLC, and NovaStar
Certificates Financing Corp.

     2. Master Repurchase Agreement (2007 Whole Loan) dated as of May 9, 2007, among Wachovia Bank, National Association, NFI Repurchase Corporation, NMI
Repurchase Corporation, NMI Property Financing, Inc., HomeView Lending, Inc.,
NovaStar Financial Inc., NFI Holding Corporation and NovaStar Mortgage, Inc.

     3. Master Repurchase Agreement (2007 Non-investment Grade) dated as of May
31, 2007, among Wachovia Investment Holdings, LLC, Wachovia Capital Markets,
LLC, NovaStar Mortgage, Inc., NovaStar Certificates Financing LLC, and NovaStar
Certificates Financing Corp.

     4. Master Repurchase Agreement (2007 Investment Grade) dated as of May 31,
2007, among Wachovia Bank, N. A., Wachovia Capital Markets, LLC, NovaStar
Mortgage, Inc., NovaStar Certificates Financing LLC, and NovaStar Certificates
Financing Corp.

     5. Master Repurchase Agreement (New York) dated as of July 6, 2007, between
Wachovia Bank, National Association and NovaStar Mortgage, Inc.

In addition to the financing agreements listed above, Wachovia also routinely engages in other ordinary course financial transactions with the Company, including but not limited to financial derivative transactions, and has acted as an underwriter for certain securitizations sponsored by the Company.

The foregoing is a summary of the terms of the Waiver Agreement. This summary is qualified in its entirety by reference to the full text of the Waiver Agreement, which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 9.01 Financial Statement and Exhibits

(d) Exhibits.

Exhibit No.    Document

     10.1 Master Repurchase  Agreements  Waiver,  dated December 7, 2007, by and among NovaStar Mortgage,  Inc., NovaStar  Certificates  Financing LLC,
          NovaStar   Certificates   Financing   Corporation,    NFI   Repurchase
          Corporation, NMI Repurchase Corporation, NMI Property Financing, Inc.,
          HomeView  Lending,   Inc.,  NovaStar  Financial,   Inc.,  NFI  Holding
          Corporation,  Wachovia Bank,  N.A. and Wachovia  Investment  Holdings,
          LLC.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         NOVASTAR FINANCIAL, INC.
DATE:  December 10, 2007                  /s/ GREGORY S. METZ
                                         ---------------------------------------
                                         Gregory S. Metz
                                         Chief Financial Officer

                                Index to Exhibits
                                -----------------

Exhibit No.   Document
-----------   --------

   10.1   Master Repurchase Agreements Waiver, dated December 7, 2007, by and among NovaStar Mortgage, Inc., NovaStar Certificates Financing LLC,
          NovaStar Certificates Financing Corporation, NFI Repurchase
          Corporation, NMI Repurchase Corporation, NMI Property Financing, Inc.,
          HomeView Lending, Inc., NovaStar Financial, Inc., NFI Holding
          Corporation, Wachovia Bank, N.A. and Wachovia Investment Holdings,
          LLC.